UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2010

VAUGHAN FOODS, INC.
(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

216 N.E. 12th Street, Moore, OK 73160
(Address Of Principal Executive Office) (Zip Code)

(405) 794-2530
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

          On February 24, 2010, the registrant closed a private placement transaction, selling 951,500 Units at $2.00 per Unit, each Unit consisting of five shares of restricted Common Stock and two 5-year restricted warrants to purchase one share of Common Stock at $0.70 per share to 71 accredited investors. Taglich Brothers, Inc., a FINRA-registered broker-dealer, acted as the placement agent in connection with the financing. The total aggregate consideration of the transaction is $1,903,000, with net proceeds of $1,707,600 after underwriting discount and other fees.

          The securities were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, provided in Sections 4(2), 4(6) and Regulation D thereof, as a transaction by an issuer not involving a public offering. The registrant reasonably believed that each purchaser had such knowledge and experience in financial and business matters to be capable of valuating the merits and risks of the investment, each purchaser represented an intention to acquire the securities for investment only and not with a view to distribution thereof and the appropriate legends were affixed to the stock certificates and warrants when issued.

Item 1.01  Entry into a Material Definitive Agreement

          On February 24, 2010, in connection with a private placement transaction, the registrant issued 5-year warrants to each of the 71 accredited investors, granting the right to purchase one share of Common Stock for each warrant with a purchase price of $0.70 per share of Common Stock.

Item 9.01  Exhibits

Exhibit No.	Description
3.02	Form of Unit Purchase Agreement
1.01	Form of Warrant

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 9.01, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Vaughan Foods, Inc.

Dated: March 2, 2010	By:	/s/ Gene P. Jones
Gene P. Jones
Secretary, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

3.02	Form of Unit Purchase Agreement	Filed herewith electronically
1.01	Form of Warrant	File herewith electronically